                                  ADDENDUM TO
                          BADAK IV LNG SALES CONTRACT
                                SUPPLY AGREEMENT

         THIS ADDENDUM, made and entered into in Jakarta the 31st day of January, 1994, but effective as of the 23rd day of October, 1990, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("PERTAMINA"), on the one hand, and VIRGINIA INDONESIA COMPANY ("VICO"), LASMO SANGA SANGA LIMITED, OPICOIL HOUSTON, INC., UNION TEXAS EAST KALIMANTAN LIMITED, UNIVERSE GAS & OIL COMPANY, INC., AND VIRGINIA INTERNATIONAL COMPANY (herein referred to collectively as "Contractors" and individually as "Contractor"), on the other hand,

                                  WITNESSETH:

         WHEREAS, PERTAMINA and Contractors are parties to the Badak IV LNG Sales Contract Supply Agreement, made and entered into the 12th day of August, 1991, but effective as of the 23rd day of October, 1990 (the "Supply Agreement") (unless otherwise stated, any terms defined in the Supply Agreement shall have the same meanings when used herein); and

         WHEREAS, under the Supply Agreement PERTAMINA and Contractors have committed to supply and deliver from proved recoverable reserves of natural gas in specific fields within the VICO Contract Area sufficient natural gas (and LNG resulting from the liquefaction thereof) to meet a portion of the Badak IV Base Net Gas Requirement and the Badak IV Additional Net Gas Requirement over the term of the Supply Agreement; and

         WHEREAS, the initial figures for the VICO Contract Gas, the Other Contract Gas and the Producers' Percentage set forth in the Supply Agreement were established by PERTAMINA to be used only on a provisional basis until such time as DeGolyer and MacNaughton certified such reserves, following which the identity of the participating fields was to be documented and the quantities in each field which comprise the VICO Contract Gas and the Other Contract Gas and the Producers' Percentage were to be adjusted and documented in a supplemental memorandum (the "Supplemental Memorandum") in accordance with the Memorandum of Understanding Re: Supply Agreements and Package IV Sales dated August 12, 1991; and

         WHEREAS, upon completion of such adjustments, but not later than the date of loading the initial cargo of LNG for delivery under the Badak IV LNG Sales Contract, PERTAMINA and Contractors agreed to execute an addendum to the Supply Agreement confirming the VICO participating fields, the quantities in each field which comprise the VICO Contract Gas and the Other Contract Gas, and the Producers' Percentage; and

         WHEREAS, such adjustments have been completed and agreed to by PERTAMINA, Contractors and the production sharing contractors in the Other Contract Areas and the Supplemental Memorandum has been entered into of even date herewith.



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         NOW, THEREFORE, the parties agree as follows:

         1.       The Producers' Percentage is 27.2064%.

         2.       The VICO Contract Gas is 0.650570 t.s.c.f.

         3. The VICO participating fields and the quantities in each field comprising the VICO Contract Gas are as follows:

                           Participating Field                Quantity of Gas (t.s.c.f.)
                           -------------------                --------------------------
                           Badak                                 0.159137
                           Nilam                                 0.257704
                           Mutiara                               0.092838
                           Semberah                              0.136132
                           Pamaguan                              0.004759

         4. Subject to the foregoing, the undersigned parties hereby ratify and confirm the Supply Agreement.

         5. By separate addenda similar hereto and compatible herewith, executed and delivered at the same time as this Addendum, PERTAMINA and the production sharing contractors in the Other Contract Areas shall confirm the quantity of the Other Contract Gas.

IN WITNESS WHEREOF, PERTAMINA and Contractors have caused their duly authorized representatives to execute this Addendum as of the day and year first written above.


PERUSAHAAN PERTAMBANGAN                            CONTRACTORS:
MINYAK DAN GAS BUMI
NEGARA (PERTAMINA)                                 VIRGINIA INDONESIA COMPANY


By  /s/ F. ABDA'OE                                 By  /s/ CHARLES REIMER
    -------------------------                          -------------------------


                                                   LASMO SANGA SANGA LIMITED


                                                   By  /s/ [ILLEGIBLE]
                                                       -------------------------



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                                               OPICOIL HOUSTON, INC.



                                               By  /s/ CHING YUNG CHUNG
                                                   -----------------------------
                                                   Executive Vice President

                                               UNION TEXAS EAST KALIMANTAN
                                               LIMITED


                                               By  /s/ A.W. PEABODY, JR.
                                                   -----------------------------

                                               UNIVERSE GAS & OIL COMPANY, INC.


                                               By  /s/ HIDESUKE NAMJO
                                                   -----------------------------
                                                   General Manager

                                               VIRGINIA INTERNATIONAL COMPANY


                                               By  /s/ [ILLEGIBLE]
                                                   -----------------------------


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